UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2014

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated (the “Company”) held on May 29, 2014 (the “Annual Meeting”), the Company’s stockholders elected eleven directors, each for a one-year term of office to serve until the Company’s 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified.  The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Ted R. Antenucci	156,296,889	6,971,090	47,380	12,664,762
Pamela M. Arway	163,049,423	209,443	56,493	12,664,762
Clarke H. Bailey	155,373,651	7,899,742	41,966	12,664,762
Kent P. Dauten	155,754,675	7,509,111	51,573	12,664,762
Paul F. Deninger	147,077,815	16,179,139	58,405	12,664,762
Per-Kristian Halvorsen	158,487,428	4,754,995	72,936	12,664,762
Michael W. Lamach	156,079,677	7,167,629	68,053	12,664,762
William L. Meaney	158,306,723	4,954,167	54,469	12,664,762
Walter C. Rakowich	158,497,046	4,732,551	85,762	12,664,762
Vincent J. Ryan	104,542,589	58,730,405	42,365	12,664,762
Alfred J. Verrecchia	156,269,464	6,961,573	84,322	12,664,762

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
160,275,039	2,471,809	568,511	12,664,762

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. This proposal received the following votes:

For	Against	Abstain
171,175,954	4,666,365	137,802

The results reported above are final voting results.

Item 8.01.                                        Other Events.

On May 29, 2014, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors of the Company (the “Board of Directors”) approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 29, 2014:

Audit Committee

Walter C. Rakowich, Chair

Ted R. Antenucci

Kent P. Dauten

Alfred J. Verrecchia

Compensation Committee

Clarke H. Bailey, Chair

Pamela M. Arway

Michael W. Lamach

Nominating and Governance Committee

Alfred J. Verrecchia, Chair

Clarke H. Bailey

Kent P. Dauten

Walter C. Rakowich

The Company also has a Finance Committee and a newly-formed Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. The Risk and Safety Committee was formed on May 29, 2014, with the primary purpose to review and monitor the Company’s safety, security, business continuity and risk management strategies and policies established and reported on by the Company’s management.  On May 29, 2014, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 29, 2014:

Finance Committee

Vincent J. Ryan, Chair

Ted R. Antenucci

Kent P. Dauten

Paul F. Deninger

Per-Kristian Halvorsen

Risk and Safety Committee

Alfred J. Verrecchia, Interim Chair

Clarke H. Bailey

Per-Kristian Halvorsen

William L. Meaney

Walter C. Rakowich

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President, General Counsel and Secretary

Date:  June 3, 2014